LOAN RECEIVABLES	12 Months Ended
Dec. 31, 2022
LOAN RECEIVABLES
LOAN RECEIVABLES

NOTE 11 – LOAN RECEIVABLES

USDm	2022	2021	2020
Loan receivables
Cost:
Balance as of 01 January	4.7	4.7	4.7
Balance as of 31 December	4.7	4.7	4.7

Expected credit loss:
Balance as of 01 January	0.1	0.1	0.1
Balance as of 31 December	0.1	0.1	0.1

Carrying amount as of 31 December	4.6	4.6	4.6

The loans were issued as part of sale and lease back transactions in 2019 for two MR vessels. The loans will mature in 2026 and have an interest rate applicable fixed at 1% per annum.

Expected credit loss is recognized based on the 12-month expected credit losses.

Accounting policies

Loan receivables

Loan receivables are initially recognized on the balance sheet as fair value less transaction costs. After initial recognition, loan receivables are measured at amortized cost. Amortized cost is defined as the amount initially recognized reduced by principal repayments and allowances for the expected credit loss (ECL).